united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/19

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2019

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.moerusfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Moerus Worldwide Value Fund Annual Shareholder Letter: Twelve Months Ended November 30, 2019

Dear Fellow Investors:

It is our pleasure to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”). In this Annual Shareholder Letter covering the twelve months ended November 30, 2019, we will discuss performance, investment activity, where the Fund is in its journey as a long-term investor, and why we believe that bodes well for the future.

We thank you very much for your support, and as always, we welcome any feedback that you might have.

Fund Performance (as of November 30, 2019)*

			Since Inception**
				Average
Fund/Index	6-Months	1-year	Cumulative	Annual
Moerus Worldwide Value Fund - Class N	4.76%	3.49%	15.21%	4.13%
Moerus Worldwide Value Fund - Institutional Class	4.94%	3.68%	16.13%	4.37%
MSCI AC World Index Net (USD) ***	12.11%	13.68%	45.45%	11.29%

*	Performance data quoted is historical, and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 26 Emerging Market countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Fund’s adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon, of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long-term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

With that said, purely for comparison purposes, we will highlight the noteworthy factors driving short-term performance during the period under review. The Fund was up 3.7% during its 2019 Fiscal Year – the twelve months ended November 30, 2019. By comparison, the Fund’s benchmark, the MSCI All-Country World Index Net (“MSCI ACWI (Net)”) was up 13.7% during the same period. For the 2019 Calendar Year (twelve months ended December 31, 2019), the Fund was up 15.3%, while the MSCI ACWI (Net) was up 26.6%. Although accompanied by a good deal of volatility along the way, which was fueled by macroeconomic and geopolitical headlines, 2019 turned out to be quite the cheerful year for many equity markets, especially here in the U.S. This was particularly the case during the latter half of the year, as markets gathered momentum driven by perceived progress in U.S.-China trade negotiations (although specific details remain scant) as well as the Federal Reserve’s October announcement that it would begin buying $60 billion in Treasury bills per month (but don’t call it a return of Quantitative Easing, they said).

What Worked in 2019

Against this backdrop, the Fund’s positive absolute performance in 2019 was driven by broad-based appreciation in a majority of holdings. The most notable positive contributions to performance on a geographical basis came from Latin America, a region that had weighed on Fund performance in past years (more on that later). Strong gains were generated by Fund holdings in Brazil (BR Properties, Telefonica Brasil and GP Investments), Colombia (most notably Almacenes Exito), and Panama (Copa Holdings). In our May 2018 Semi-Annual Shareholder Letter, we described in detail some of the Fund’s Latin American investments, which had, to that point in time, been among the largest detractors from performance. We noted that, despite what we saw as encouraging fundamental developments at levels of the actual businesses in question, as well as compelling longer-term investment cases for each company, the stock prices of these holdings had been driven into the ground, due primarily to geopolitical and macro-related headlines and other short-term considerations. We expressed excitement that given what we viewed to be solid underlying fundamentals and attractive long-term investment theses, these stock price declines were offering us ever-cheaper, increasingly attractive long-term opportunities in plain sight.

In 2019, these very opportunities began to bear fruit. The most significant contribution was made by BR Properties (up 70% in U.S. dollar terms in calendar 2019), a Brazilian commercial property owner whose Triple-A office portfolio has benefited from a stabilizing economy, rising occupancy rates and declining interest rates in Brazil. The two next largest contributions from the region were made by Almacenes Exito, a Colombian retailer which during the year was subject to a takeover offer at a large premium to market, as well as Copa Holdings (up 41% in 2019), a well-financed, well-managed pan-Latin American airline which continued to experience better than expected traffic numbers as the region gradually, albeit unevenly, recovers from the deeply depressed environment of the past several years. While Latin America was the biggest story on the positive side of the ledger in 2019, other leading contributors to performance from outside of that region included Spectrum Brands Holdings, Wheaton Precious Metals, and Jefferies Financial Group. Looking at performance by sector, a noteworthy positive contributor during the year was the Fund’s Materials holdings, driven primarily by the strong performance of our precious metals-related investments, including Wheaton Precious Metals and Major Drilling Group International. This strong performance came about amid increased gold and precious metals prices, as it became apparent that the Fed’s hawkish tone from late 2018 might prove short-lived.

What Didn’t Work in 2019

While the Fund’s performance on an absolute basis was positive, it nonetheless lagged that of its benchmark, the MSCI ACWI (Net), underperforming on a relative basis in 2019. Several noteworthy factors weighed on the Fund’s short-term performance relative to the benchmark, including both the general market backdrop, as well as what we have called our “sins” of commission and omission – things we have and have not done which have not “worked” yet. It was a strong year for most assets, including stocks (U.S. and international), bonds (corporate and sovereign) and even traditional safe havens such as U.S. Treasuries and gold. The world’s major asset classes collectively produced the strongest annual performance in a decade, since the 2009 market bounce back from lows reached at the depths of the 2008 Global Financial Crisis1. The Moerus investment style – a fundamental, long-term, risk-conscious approach based upon buying out-of-favor businesses cheaply based on intrinsic values in the here and now – in general, is apt to lag broader market indices during this type of heady, “risk-on” environment.

The tendency of our investment style to underperform during very strong, dare we say frothy, market environments is perhaps more so the case today than ever before, given the increasing weighting of Growth stocks in general, and Information Technology stocks in particular, in global benchmarks in recent years. As we discussed in the May 2019 Semi-Annual Shareholder Letter, Growth stocks’ outperformance of Value has persisted (with sporadic interruptions) for the most extended period of time that we can recall. This long-running trend continued throughout much of 2019 (although there have been nascent signs of a potential shift in sentiment – more later). For one general measure of this outperformance, the MSCI ACWI Growth Index (Net) outperformed the MSCI ACWI Value Index (Net) by over 1,200 basis points (over 12 percentage points) in 2019. In short, 2019 was the latest in a succession of periods which clearly proved difficult for deep value investors like us – who strive to remain focused on long-term, fundamental, bottom-up investment opportunities – to keep up with Growth-crazed broader markets which, we believe, are trading more on “stories” than upon price, value and fundamentals.

While such an environment can surely be frustrating in the short run amid a broader market melt-up that seems, to us, to have little regard for price or risk, we will not take on what we deem to be excessive levels of longer-term price risk with your capital merely to stay close to a benchmark in an attempt to “keep up with the Joneses.” The good news is that today’s markets, in our view, offer a striking divergence between the fully priced “haves” and the deeply discounted “have nots.” We believe that such an environment tends to create attractive opportunities for long-term, patient investors, and that the Fund owns a portfolio of investments that are potentially primed for outperformance over the longer run.

[1]	“The World Is Days Away From the Best Asset Returns in a Decade,” Bloomberg, December 20, 2019:
https://www.bloomberg.com/news/articles/2019-12-20/the-world-is-days-away-from-the-best-asset-returns-in-a-decade

The Fund’s “Sins of Omission” Revisited: Tech and U.S.

Nonetheless, along the way short-term performance waxes and wanes, driven more by prevailing market psychology and sentiment than by the underlying fundamentals of actual businesses. As noted earlier, 2019 was a year that saw Growth stocks, particularly Information Technology stocks (predominantly those based in the U.S.), remain market darlings. As a result, the most significant “sin of omission,” or what we did not do which weighed on relative performance in 2019 and since inception, remained our avoidance of high-priced, tech-related growth stocks due to our concerns on valuation. As of the end of November 2019, Information Technology is now the single largest component in the Fund’s benchmark index, the MSCI ACWI, at nearly 17%. This does not include Amazon, Facebook, and Alphabet (Google’s parent company) – which we would argue generally fall into the tech/new economy bucket – because they are technically classified as belonging to other sectors. If we were to include those three companies, the collective tech allocation to the MSCI ACWI increases to over 21%. The Fund’s avoidance of popular tech stocks hurt in terms of relative performance in 2019, as the sector continued its seemingly relentless march upwards during the year. An equally weighted portfolio of the five FAANG stocks2, for example, would have returned roughly 44% in Calendar 2019, significantly outpacing benchmark returns. Looking more broadly, the iShares Global Tech ETF returned nearly 48% during the same period.

Our May 2019 Semi-Annual Shareholder Letter included a detailed discussion of why we have avoided many new economy, high-tech stocks; namely, because we believe they are priced dangerously high, thereby incorporating levels of longer-term price risk that we find unacceptable. We will not repeat that lengthy discussion here, but would encourage anybody interested to revisit the Semi-Annual Letter. But in short, we believe that however much technology continues to change the world, the basic laws of mathematics and economics still apply, and that valuation, or how much you pay for an investment, ultimately proves to be one of the most important factors in the long-term, risk-adjusted returns yielded by that investment. In our view, the tech sector’s current valuation is historically high, and fails to adequately price in a number of potential risks going forward, whether it be a recession, geopolitical crises, economic nationalism, or any kind of reversion to historical norms of currently high profit margins, low interest rates, easy access to low cost capital, low corporate taxes, reduced bargaining power of organized labor, and lenient antitrust regulation (to name a few). For a one-sentence update of this situation that we described six months ago: all of these potential risks still exist, and price risk has only increased further, given the continued upswing in this group of stocks. Yet for now, our avoidance of the tech sector on the grounds of risk management has weighed on relative performance.

Another factor, somewhat related to the tech boom, which impacted relative performance was the continued, material outperformance of U.S. markets relative to most international markets in U.S. dollar terms. The S&P 500 (up 31% in Calendar 2019) and NASDAQ (up 37%) reached record highs late in the year, as many investors continued to prefer the perceived “safety” of the U.S. market. This perception of safety (flawed, in our view) is perhaps attributable to an assumed extrapolation of the U.S. market’s strong recent performance and that of its tech sector. Notably, the Fund currently has much less exposure to the U.S. (14.5% of assets,

[2]	FAANG is a commonly used acronym for five of today’s largest, most popular technology stocks in the market: Facebook, Apple, Amazon, Netflix, and Google (i.e., Alphabet, Inc., which is the listed holding company that owns Google).

excluding cash as of November 30) than does the benchmark MSCI ACWI (56% of assets). Wherever the Fund’s assets are invested (sector or country) is simply a result of where we believe we are finding the most attractively valued, long-term opportunities at any point in time, period. As in the case of the tech sector, in general and given our contrarian, price sensitive bent, we have found relatively fewer compellingly valued opportunities in the U.S., which remains (in our opinion) a “crowded room.” As we have pointed out in past letters, valuations in the broader U.S. market, as a whole, seem stretched from a historical perspective, exposing investors to what we believe is excessive price risk that has grown further with the recent market rally. Notwithstanding our concerns about what that might portend going forward, in 2019 the continued outperformance of the U.S. market had a negative impact on the Fund’s relative performance during the year.

The Fund’s “Sins of Commission” Revisited: Energy

Moving on to our “sins of commission,” or what we have done which has not worked yet, the bulk of the negative impact to Fund performance during the year came from its holdings in the Energy sector, the most significant detractor from performance (by far), collectively generating a 516 basis point negative impact on performance during Fiscal 2019. In particular, the Fund’s Oil and Oil and Gas Service-related holdings (Gran Tierra Energy, Tidewater Inc., Enerflex Ltd., and indirectly Aker ASA) suffered against a general backdrop in which much of the energy-related equity space was heavily punished as a result of volatile trade negotiations and negative investor sentiment. While such a reaction might very well be justified for many of the sector’s riskier names, we believe that the Fund’s holdings in the space represent truly compelling long-term investment opportunities, which have only gotten cheaper as a result of this broad sector shakeout that has rendered it one of, if not the most, hated sector in global equity markets today.

An interesting feature of the recent oil-related equity meltdown is the magnitude of the space’s underperformance relative to the broader market, and most notably, the performance of the underlying oil price itself. For a general idea of the extent of the pain, we will start with the Oil Exploration and Production (“E&P”) companies. Consider that while the S&P 500 Index was up 16.1% and the MSCI ACWI was up 13.7% (in USD terms) during the Fund’s Fiscal 2019 (twelve months ended November 30, 2019), the S&P Oil & Gas Exploration and Production Select Industry Index was down 37% during the same period. Remarkably, this steep decline occurred during the same twelve month period in which WTI and Brent crude oil benchmark prices were up 8% and 6%, respectively. Over longer periods, the disparity between oil-related equities and the underlying commodity is even starker. Specifically, as of November 30, 2019, WTI and Brent crude oil prices have rebounded by 110% and 124%, respectively, from their recent lows reached in early 2016. By comparison, the S&P Oil & Gas E&P Select Industry Index was down 11%, including dividends (assumed reinvested) over the same period. As for Oil Service companies, in general, they have fared similarly to the E&P companies over the past year, and much worse over longer periods. The Philadelphia Oil Service Sector (OSX) Index, for example, was down 34% during the Fund’s Fiscal 2019, and down 44% since the early 2016 lows in oil prices. The magnitude of this disconnect between oil prices and the performance of related equities is unusual in a historical context, and we believe it may reflect a temporary dislocation in the market that is potentially indicative of unusually attractive opportunities in select energy-related equity investments going forward.

As you know, we do not focus much on market psychology, except insofar as it offers us opportunity. But our best guess is that the collapse in oil-related stocks in 2019 seemed to be attributable to, among other factors, concerns about the trade war’s impact on oil demand, investor fatigue in the U.S. shale patch given generally insufficient cash flow generation and unsatisfactory returns on capital from many distressed, lower-quality producers, and the continued growth of renewable energy over the longer term. These concerns have allowed us to continue to add to the Fund’s Energy holdings, which in our view boast considerable staying power provided by strong financial positions, have used the downturn to build their businesses and accumulate assets at attractive prices, and currently trade at what we believe are extraordinarily discounted prices that, to our mind, make little sense unless oil demand permanently collapses within a short timeframe. That seems highly unlikely, we think, as oil demand continues to grow, headlines and cyclical volatility notwithstanding. This is to say nothing of potential geopolitical risks to supply (note the current escalation in U.S.-Iran hostilities) as well as the recently diminished access to investor capital (amid bankruptcies and investor fatigue) that has begun to plague U.S. shale producers, an important source of production growth that has become somewhat of a swing factor in the supply/demand balance.

As for the Fund’s holdings, in our opinion the two that are owners of Oil E&P assets – Aker ASA and Gran Tierra Energy – are well financed, their oil-related businesses generate meaningful operating cash flow even at subdued oil prices, and both trade at deep discounts to conservative estimates of intrinsic value, attributing no value to assets that offer considerable potential upside “optionality.” Enerflex, an equipment and services provider to companies that produce and transport natural gas, has a strong balance sheet, has been cash flow generative throughout the business cycle, and appears to be well-positioned to benefit from long-term trends in natural gas production and consumption (such as coal-to-gas switching in power generation), yet the stock is trading at a wide discount to what we believe is a conservative estimate of intrinsic value. As for Tidewater, its balance sheet strength is the envy of the Offshore Service Vessel (“OSV”) space, providing the company with staying power and the potential to continue consolidating this fragmented industry of distressed players at bargain prices. Despite operating in an extremely cyclically depressed industry, Tidewater’s recent results have been encouraging, as day rates have begun to tick up and operating expenses continue to come down (as synergies from the GulfMark acquisition continue to be realized). Yet Tidewater shares currently trade at a deep discount to both reported tangible book value – which in turn reflects asset values that had already been written down by roughly 70% as a result of fresh start accounting – as well as a conservative estimate of replacement cost, in addition to a low single-digit multiple (< 3x) of a conservative estimate of normalized operating cash flow.

In summary, we believe that the current dislocation in the energy equities space has swept up the good along with the bad, offering the Fund compelling long-term investment opportunities. At such beaten-down valuations and with considerable financial staying power, we believe the risk-adjusted return potential of the Fund’s energy-related holdings is considerable, and indeed something to be excited about looking forward.

Finally, although in the short-term the Fund’s relative performance has been hindered as a result of our investments in the Energy sector, as well as our exclusion of tech stocks and our “underweighting” of the U.S., late in 2019 there were some nascent signs of potentially changing winds. Indeed, there was a noticeable shift, albeit sporadic, in sentiment towards Value stocks, and Energy-related stocks began to rebound in December. Whether these developments prove to be mere anomalies, or instead the start of something lasting that was triggered by one or more random events, remains to be seen. Perhaps, for example, the WeWork IPO debacle and the post-IPO struggles of Uber and Lyft, among others, have sparked skepticism regarding the sustainability of some new economy business models. Perhaps not. In any event, however day-to-day market sentiment shifts, we will endeavor to remain focused on constructing a portfolio of attractively valued securities that we believe offer solid fundamentals and compelling long-term, risk-adjusted return potential.

Investment Activity in the Fund

To that end, the Fund’s Fiscal 2019 was a busy period, in which we continued to put capital to work by adding to 12 existing Fund positions at attractive prices, including all four currently unpopular Oil and Gas-related holdings listed above, which were left behind in an otherwise strong market. Additionally, two noteworthy new purchases were made in the Fund during the period. The first was an investment in shares of Hammerson plc, a United Kingdom-listed Retail Real Estate Investment Trust whose investment case we discussed in detail in our May 2019 Semi-Annual Shareholder Letter. The second was an investment in shares of IDFC First Bank Limited, a private sector bank listed in India. India is a market that we have followed for years and, while attractive in multiple regards, it is a market that remains challenging for most value investors given generous valuations, commensurate with the country’s immense growth potential. However, as we have discussed in previous letters, developing markets can be a very attractive source of opportunities for investors with the right approach and a lot of patience.

India tends to be a market where growth expectations are strong and, as such, valuations generally are high to reflect this. This is seen in the fact that the Indian market Index (the S&P BSE SENSEX) was valued at nearly 28x trailing earnings as of September 30, 2019, as compared to 18x for the MSCI ACWI Index. India also tends to have a reputation as a market that is challenging to operate in logistically. Because of these two factors, while the Indian market can be a very tough place to find bargains, it is also a notoriously volatile market, as international capital moves in and out quite quickly. This provides occasional opportunities for patient, long-term investors. While Indian valuations generally reflect optimistic expectations, there are periods where sentiment-driven sell-offs create entry points for value investors.

We last took advantage of one of these periods of opportunity in late 2013, following the “Taper Tantrum.” This was a result of the U.S. Federal Reserve tapering its Quantitative Easing (QE) program, sending shockwaves throughout developing markets and affording long-term oriented investors a phenomenal opportunity. We believe we have a similar opportunity today, though in a much more finite portion of the Indian market. Specifically, Indian banks and Non-Banking Finance Companies (“NBFCs”) – essentially shadow banks – had a particularly challenging year in 2019, stemming from general economic weakness and the September 2018 failure of IL&FS, an Indian NBFC focused on infrastructure finance.

Within this space, the Fund acquired shares of IDFC First Bank Limited (“IDFC First”), an India-listed private sector bank. IDFC First is a unique bank in India, as it is the result of one of the very few successful mergers between a Bank and an NBFC in India – IDFC Bank Limited and Capital First Financial Limited. This merger is of particular interest because Capital First had an impressive track record of building a formidable business by focusing on borrowers underserved by India’s banking sector. This business model has resulted in higher Net Interest

Margins (“NIMs”) and strong growth potential. However, over the past year and a half the funding side of the business for NBFCs has become significantly more challenging, resulting in higher-cost borrowings (and thus lower NIMs) and limiting the ability for the NBFCs to finance their growth. By merging with IDFC Bank Limited – which was one of the newest banks in India and thus had very little in legacy bureaucracy costs as well as a technological edge – the combined entity is seeking to avail itself of the strengths of both business models.

IDFC First is run by the former management of Capital First. The bank seeks to drive NIM growth by transitioning the loan portfolio away from corporate and infrastructure loans over to retail loans, which have higher interest rates and are an area where we believe management has a tangible competitive advantage. It is also important to note that we have already had a positive experience with IDFC First’s management team – having previously been shareholders of one of the predecessor entities prior to the creation of Moerus. On the liabilities side of the business, the combined entity now has access to retail bank deposits, which is a lower cost and lower risk form of borrowing, and which IDFC First endeavors to grow considerably. Lastly, we also expect management to take advantage of significant opportunities to improve profitability through cost cutting and from economies of scale.

Despite this growth and profitability improvement potential, the Fund is not paying a large premium to buy the company today. At the Fund’s cost, the stock was purchased at around book value, a level rarely seen in other private sector banks in India – which tend to trade at sizeable multiples of book value. This opportunity is afforded to the Fund because of the challenges facing the NBFC and Banking sectors over the past year, and in particular the challenges around infrastructure financing (the legacy business of IDFC Bank).

Ahead of the merger management undertook efforts to deal with the problem loans in the legacy portfolio, selling off the majority of its bad loans and writing down the remaining book value significantly. As a result of this, Non-Performing Loans as a percentage of the overall loan bookwere modest as of September 30, at just 2.7% of the total loan portfolio on a gross basis and 1.2% on a net basis. The bank also has some extra cushion in the form of its strong financial position, which is reflected in its Core Tier 1 ratio of 14.5% as of September 30.

Moving on to activity on the sell side, as discussed in our May 2019 Semi-Annual Letter, in our opinion, the investment cases supporting many of the Fund’s core positions (in particular, with regard to valuation) became more compelling following stock price declines earlier in 2019. Given that view, during the year we eliminated seven positions – Colfax Corp., Coats Group, Grivalia Properties, Hutchison Port Holdings Trust, Mediobanca SpA, Melcor Developments, and Pason Systems – as part of our efforts to more narrowly focus the portfolio on our highest conviction ideas, such as Hammerson, IDFC First and the 12 existing positions that we increased. Each of the holdings sold entered 2019 among the smaller positions held in the Fund.

In addition to the complete sales noted above, the most notable partial sale was in the Fund’s existing position in Almacenes Exito (“Exito”), a Colombian retailer, as a result of a tender offer made for its shares. Exito’s controlling shareholder, Casino Guichard-Perrachon (“Casino”), announced that it was effecting a two-part transaction to streamline its ownership of assets in various Latin American countries. For some background, Casino (a French retailer) had owned a controlling shareholding in Exito, which in turn owned a controlling shareholding in Grupo

Pão de Açúcar (“GPA,” a leading Brazilian retailer). In the first transaction, Casino acquired the interest in Grupo Pão de Açúcar that was held by Exito. After the completion of that transaction, Grupo Pão de Açúcar then made a tender offer for all shares of Exito outstanding. The offer was priced at 18,000 Colombian Pesos per Exito share, a 24% premium to the pre-announcement stock price.

We evaluated the tender offer after it was announced. On the one hand, despite the meaningful premium to the pre-announcement stock price, we believed the offer did not fully reflect the true value of the company. Further, as a result of the completion of the first transaction (Exito’s sale of GPA to Casino), Exito stood to boast a significantly improved financial position, and we believed that this would leave the company well-positioned to improve the returns on its remaining businesses going forward. On the other hand, as the tender offer period progressed, it became clear that a large percentage of shares would ultimately elect to accept the offer. This meant that those who did not accept the tender would continue to hold Exito shares – an attractive proposition, in our view, given its still discounted valuation and a vastly strengthened capitalization – albeit with significantly diminished public float (and thus reduced trading liquidity). In consideration of the reduced liquidity of Exito shares after the completion of the tender offer, we reluctantly decided to tender a majority of the Fund’s shares of Exito, realizing the meaningful premium to its pre-announcement stock price, while reducing the holding’s weighting in the Fund considerably, to 1.2% as of November 30, 2019.

Our thinking behind continuing as a shareholder (albeit a much smaller one) is based upon the deep discount to intrinsic value at which we believe Exito shares continue to trade, its improving recent business results, and the enhanced ability of the company to reinvest proactively in improving its operations, potentially growing intrinsic value over time going forward. Further, for Casino or GPA to buy out the remaining Exito shares, an Extraordinary General Meeting must be called to present the results of an external valuation, which we believe could be considerably higher than the COP 18,000 tender offer price. While the timing of this is an imponderable, there seem to be numerous incentives for this to be done sooner rather than later. First, the benefits of complete ownership of Exito are clear, especially from the elimination of the redundant operating and listing costs, improved tax planning possibilities as one entity, and greater ease of funds flowing from a more cash rich entity (Exito) to the more leveraged entity (GPA). Further, if the purchasers drag their feet and Exito’s improving results become more visible over time, the valuation exercise could potentially yield a higher price that the acquirer would have to pay. Finally, since there are relatively few shares outstanding (roughly 3.5%), the incremental costs of mopping those up in the foreseeable future, even at a greater premium, would be relatively low. Hence, in view of what we believe to be considerable upside potential, we decided to maintain a reduced position in Exito shares in the Fund.

Where We Are in the Fund’s Journey

At Moerus we employ a long-term, asset-based value investment approach, which seeks to buy soundly capitalized businesses and assets that are available at deeply discounted prices. In particular, we believe our emphasis on assets stands in contrast to the approach of many other value investors who look for stocks that they consider cheap on an earnings-related basis. Our focus on analyzing what a company’s assets are worth, rather than what current earnings are or what future earnings are forecast to be, is grounded in a few principles. To start, in our view earnings tend to be more volatile, subject to gaming, and less enduring than asset values.

Further, forecasts of future earnings and cash flows are notoriously difficult (if not impossible) to conduct accurately, consistently. In short, we do not own a crystal ball, and we do not believe anybody else does either. Financial and economic history is replete with poor forecasting, erroneous extrapolation of the recent past and failure to quickly recognize changing conditions.

Perhaps this is a minority view in today’s world, where there seems to be unbridled faith in the wisdom and skill of central bankers. Nonetheless, rather than putting our faith in forecasting, our approach seeks to buy businesses at deep discounts to the value of their net assets, based upon what we know here and now. Based upon our experience, we believe that in the long run this approach generates appealing risk-adjusted return potential. This is because, in simplistic terms, if our analysis is sound and we buy well (cheaply, and with a margin of safety), we believe that this not only provides attractive upside potential, but also downside protection, because the market’s expectations for deeply discounted investments are typically quite low. That latter point, about downside protection (from a longer-term perspective) is most important. Indeed, we believe that focusing on downside protection via deeply discounted, asset-based investments is perhaps as important today as it ever has been. We say this amid a melt-up across many asset classes which has seen as much as $17 trillion in bonds trading at negative yields globally at one point in 2019, and with the S&P 500 currently trading at levels that, as Robert Shiller pointed out in a recent New York Times piece3, have only been reached in 1929 and 1999 (two points in time, neither of which augured well for the years that followed).

Now to be clear, deeply discounted asset-based investments that provide downside protection are not easy to find, especially in today’s environment in which wide swathes of many markets are, in our view, fully- or over-valued. Nonetheless, the preponderance of shorter-term, earnings-based traders or investors in the markets sometimes offers up these opportunities. But for an opportunity to be visibly cheap utilizing the asset-based approach that we have described, there typically must be a “catch” or something “wrong with it,” at least in the eyes of those short-term earnings-based investors. There might, for example, be threats to revenue or earnings in the near-term, brought about by a company-specific misstep, a cyclical industry downturn, or a country in economic or political turmoil. Or the investment might simply involve analytical complexity or quirkiness that renders it underanalyzed and under the radar of the investment community. Whatever the case may be, the market’s focus on earnings and on the short-term sometimes obscures the value of, and often undervalues, the longer-term investment case. This disconnect can create opportunities that, put together on a portfolio basis, have the potential to generate an attractive risk-adjusted return profile over the long run.

Caveats

But with that, we must offer a few important caveats. First, this investment approach requires patience and a long-term investment horizon, because it often involves investing in businesses whose near-term outlooks seem quite negative. Further, there is often no obvious light at the end of the tunnel, or visible “catalyst” to trigger near-term gains, that has been identified by the market; if that were the case, after all, the opportunity likely would not be available at bargain prices. As a result of this, the duration of each individual investment is, ex ante, imponderable.

[3]	“‘Gut Feelings’ Are Driving the Markets,” New York Times, January 2, 2020: https://www.nytimes.com/2020/01/02/business/gut-feelings-are-driving-the-markets.html

In other words, it is impossible, at the time we first decide to invest, to know or predict with any degree of accuracy, the timing of that investment’s ultimate payoff, or when it works out.

When we invest, we obviously believe the investment opportunity is attractive and will pay off in the long run, either by eventual market recognition of its value, or via events such as takeovers or asset sales. But we do not know the timing of any potential payoff in advance. Now, our analysis may include a rough expected timeframe, during which we think the potential payoff is more likely than not to occur, but we do not know and cannot predict the precise timing with any certainty. The payoff could potentially come earlier than we expect, or it could come later. It is unlikely to come in the immediate future, because again, the depressed pricing that provides the deep value opportunity usually reflects its poor current or near-term outlook, and because there is usually no visible, determinant, value crystallizing event. If there were, the market would bid up the price of that stock to fair value to reflect that event. Yet however unlikely, we occasionally have been surprised by events – for example, a takeover or quicker-than-expected turnaround – that results in a very short holding period. Indeed, in the Fund’s brief history, takeover offers have cut short the Fund’s holding period (albeit profitably) in three cases: Global Logistic Properties, Aspen Insurance, and Guoco Group, not to mention the recent Exito tender. This speaks to the considerable unpredictability of the timing of payoff.

Because the duration of each investment is imponderable, with each investment case going down its own path and developing at its own pace, we would expect, and have often observed, the various payoffs to occur at different points in time. As a result, on a portfolio basis, at any given point in time, different components of the portfolio will be at different stages of their “lives,” which, in turn, have different implications for returns. However, one thing that most of our investments have in common is that given the deeply depressed environment in which we typically find longer-term opportunities, and the poor sentiment surrounding them – traits that are not apt to turn around and improve overnight – the early days of our ownership are typically accompanied by flat or declining stock prices, reflecting continued negative news flow and the absence of visible rays of light to improve sentiment.

A Tipping Point?

Because the life of the Fund is still relatively young as compared to the long-term time horizon that our investment approach requires, the Fund’s collection of investments, on a portfolio basis, is of a younger vintage than it would typically be with the passage of more time. Conceptually, that means that to date, the instances of short-term adversity that usually negatively impact the returns generated by Fund investments which are in the earlier stages of their lives have, generally speaking, outnumbered the longer-term payoffs and harvesting of value from further developed investments which have moved to the latter stages of their lives as Fund holdings.

Therefore in a sense, we have lived through a period in which the Fund’s investments were, on average, younger “works in progress” which, as we have written about at length in past letters, have encouraged us with actions that we believe are growing, and will continue to grow, intrinsic value over time. Yet these holdings have relatively little to show for it in terms of share price performance thus far in the earlier phase of their lives as Fund holdings, despite this progress. Hence our ever increasing conviction in the Fund’s core holdings, as noted earlier. While we have lived through a bit of a fallow period, at least in terms of returns relative to that of the roaring broader market, our holdings have been busy planting the seeds that we believe are beginning to germinate in the form of payoffs. We have recently seen these begin to appear with a vengeance in some pockets of the portfolio, while there are also encouraging signs that the Fund’s “later bloomers” are potentially moving down that same path towards payoffs. As we move ahead and portfolio holdings continue to progress through their respective investment lives, albeit each at its own pace, we believe we are reaching a tipping point in which many Fund holdings are moving closer to the harvesting phase. If this indeed turns out to be the case, we believe the Fund is well-positioned for attractive risk-adjusted returns moving forward.

For illustrative examples of where the Fund is in its journey at present, and where various pockets of the portfolio stand in their lives as Fund holdings, we turn to the previously discussed key drivers of both positive and negative performance in 2019. Interestingly, we’d argue that both the Fund’s Latin American investments, which made the most significant positive contribution to performance during the year, as well as our Energy-related holdings, which were the most material negative driver of Fund performance, actually tell the same story – it’s just that they are currently reading different chapters. Put another way, when we look at the carnage and negative investor sentiment that dogged the Fund’s Energy-related holdings in 2019, it in some ways bears close resemblance to the dark place in which our Latin American holdings resided as recently as 2018.

Latin America

A couple of years ago, the perceived prospects for each of the Fund’s Latin American holdings seemed abysmal in many investors’ minds’ eyes. In Brazil, the economy ground to a near halt amid a deep recession of historic proportions, the country was beset with meaningful scandal and upheaval on the political front (including the impeachment and removal of a sitting President from office), there was the near-paralysis of one of the largest companies in the Brazilian market (Petrobras), the local currency collapsed, etc. In short, the Brazilian investment landscape was overwhelmed by serious turmoil and discomfort. In our 2017 Annual Shareholder Letter, we described all of these attributes that short-term traders may have feared, but which we saw as the ingredients of a longer-term opportunity: Brazil, once a darling of the emerging market and broader investing world for its considerable long-term growth potential, had fallen far out of investors’ good graces.

It was in this environment that we actually began to find increasingly attractive bargains. The sell-side analysts, by and large, had cooled on these companies, and in some cases there were determined (if not forced) sellers who pushed share prices lower, but to us, valuations were exceptionally attractive. With gritted teeth, we began to accumulate shares and await a passage of time that would inevitably begin to part the clouds. In mid-2017, we first purchased shares of BR Properties at a deep discount to intrinsic value, reasoning that its high-quality office property portfolio, sound financial position, solid management team and shrewd controlling shareholder would weather the storm and take advantage of the distressed situation by continuing to acquire assets on the cheap. Likewise, we added to other Fund holdings with exposure not only to Brazil but across Latin America, whose countries were in various degrees of economic pain (Arcos Dorados, Exito, and Telefonica Brasil, among others). We believed that these holdings were poised to benefit from an eventual recovery.

Things did not improve overnight. On the contrary, they got much worse. You may recall that in our May 2018 Semi-Annual Letter, we described our frustration that geopolitical and macroeconomic headlines overshadowed positive business developments at the level of our Latin American holdings. There was a disruptive trucker strike and looming elections in Brazil, the Argentine peso collapsed, and heightened concerns of a trade war collectively hit Latin American stocks and currencies quite hard. The Fund’s Latin American investments were the largest detractor from Fund performance at the time. Yet at the level of the actual businesses that the Fund owned, developments were favorable, the companies’ management teams were taking value-accretive actions, and therefore the longer-term investment cases were getting even more compelling, in our view, at reduced prices. We added to our positions.

In the time since those difficult early days, the expected process of recovery has begun to take hold, albeit gradually and unevenly depending on the various economies. With an improvement in business conditions, investors (collectively, the market) seemed to begin to consider the possibility that the adversity of yesteryear perhaps was not “the end of the world,” that there have been some good businesses which have been plugging away, building value during their time in the market’s purgatory, and that perhaps those businesses should not be valued at such deep discounts to any reasonable measure of intrinsic value. And, in 2019, we began to see these investments become material, positive contributors to the Fund’s performance. But the process took some time, is still in progress, and was not without some misery along the way.

Energy

Moving to the other end of the 2019 performance spectrum, we turn to Energy, far and away the most material detractor from Fund performance during the year. While clearly there are plenty of differences between an oil producer or an offshore service boat provider, on the one hand, and Latin American real estate, telecom, retail and fast food restaurant businesses on the other, the plotline nonetheless seems to be unfolding similarly. The apocalyptic sentiment surrounding the Energy sector in 2019 seems to rhyme with the sentiment that surrounded Latin America for a few years until recently. As described earlier, there is currently a significant dislocation between the price of oil (which has held up and even increased of late) – which presumably is determined in part by actual supply and demand in the commodities market – and the plunging prices of Energy-related stocks. The latter has in some cases brought Energy-related equity valuations down to draconian levels that, in our view, seem to reflect fears of a perceived “demise of oil” that comes much sooner than actual developments on the ground seem to be indicating, and indeed, much sooner than even the most enthusiastic electric vehicle industry participants might suggest. Indeed, sentiment surrounding Energy has been so poor that a recent cover story in The Economist4 contemplated “the end of oil.”

As we noted earlier, it is against this extremely pessimistic backdrop that we believe we have invested in some exciting opportunities. The strategy was and is similar to that which was employed in Latin America: invest in what we believe to be visibly cheap, well capitalized stocks in an industry that is gripped by a deep downturn. We highlighted some of the attractive attributes of our Energy-related holdings earlier, traits which we believe position these companies well to benefit from considerable upside potential in the event that the dark clouds surrounding the industry eventually lift. Alternatively, we think each of these companies would

[4]	“To the Last Drop: Saudi Arabia’s Strategy to Survive the End of Oil,” The Economist, November 2, 2019.

make an attractive acquisition candidate for their larger peers if their deeply discounted valuations fail to be appreciated in the market. Although the Fund’s Energy-related holdings began to rebound a bit in value in December 2019, this was from extremely depressed levels, and we believe we are in the very early stages in this group’s investment life cycle.

Financials

Many other Fund holdings currently reside somewhere in between Latin America, which as a group is probably in the middle-to-later stages of its life as a Fund holding (although some holdings are further along than others), and Energy, which we believe is in the early stages. As a group, it is probably fair to say that the Fund’s Financials holdings fall somewhere in between – still early in that much of the upside potential is, in our view, ahead of them – but beginning to move forward and show results. In our May 2017 Semi-Annual Shareholder Letter, we wrote extensively about low interest rates and the negative effects that they were having on many Financials stocks, potentially providing opportunities for longer-term investors. Two years later, in 2019, Financials holdings such as Jefferies Financial Group, Standard Chartered, UniCredit SpA and Shinsei Bank, among others, began to take meaningful steps forward in terms of contributing to Fund performance, after the typical rough patches of the early years.

Importantly, while low interest rates played a key role in depressing business conditions and the stock prices of many of the Fund’s Financials holdings, providing an opportunity for us to initially make our entry, it hasn’t been a meaningful increase in rates which has caused these investments to recently begin to bear fruit. On the contrary, we’d argue that much of this group’s step forward can be attributable not to external factors, but to its ability to execute value-building transactions and engage in self-help. UniCredit, for example, has continued to implement the multi-year turnaround plan of its management team, selling stakes in non-core assets, disposing of non-performing loans, making substantial progress in lowering operating costs, and looking forward, returning freed-up capital to shareholders through dividends and buybacks. Likewise Standard Chartered has sold off non-core assets and returned capital to shareholders through a $1 billion buyback program. Large buybacks at steep discounts to intrinsic value were also a feature of Shinsei Bank and Jefferies Financial, the latter of which also realized substantial profits on the sale of a number of its merchant banking investments.

Building Value During the Lean Years

This leads us to another very important feature of our long-term, asset-based investment approach: the ability of the Fund’s holdings to build shareholder value during this earlier period of their lives as investments, when they are still underappreciated by the market and therefore are typically still seeing flat or declining stock prices. One obvious opportunity that this affords companies with meaningful on-balance sheet liquidity and inexpensive stock valuations is a stock buyback at discounts to intrinsic value per share – which in turn is apt to grow intrinsic value per share going forward (as discussed in the Fund’s May 2019 letter). Indeed, we have seen a number of our companies do just that: Arcos Dorados, Atlas Mara, Franklin Resources, Gran Tierra Energy, Jefferies Financial, NN Group, Nutrien, Shinsei Bank, Spectrum Brands, and Standard Chartered, among others.

Other, even more proactive variants of building value over the lean years include, for example, selling constituent businesses at higher valuations, in order to buy back one’s own stock at lower valuations. This has been done to good effect by Spectrum Brands and Jefferies Financial.

This, also, is best done during that period in which the stock price is still depressed, allowing the company to build value which, ideally, will subsequently be recognized in the future. On the other hand, depressed, lean years for a given company’s industry often offer opportunities – if that company has the balance sheet strength to do so – to opportunistically acquire assets or businesses from competitors that are financially distressed and are apt to be highly motivated, if not forced sellers at discounted prices. In fact, each of the Fund’s Oil and Gas-related holdings – Aker ASA, Enerflex, Gran Tierra, and Tidewater – have utilized their balance sheet strength during the energy sector recession of the last several years to acquire assets at what appear to be attractive prices, which we believe could potentially add considerable value if industry conditions normalize.

This ability and willingness to proactively build value through the early, lean years is a vital component of our asset-based investment approach, and potentially a meaningful contributor to enhanced compounding of value over the long run. We do not want our management teams sitting on their hands during difficult times, waiting passively for a rising tide that lifts all boats in their industry or geographic markets. We want them to be willing and able to use the rough seas to their advantage, and to have the financial resources to do so, in a longer-term context.

Implications for Fund Positioning Looking Forward

In summary, looking at where these three buckets of Fund holdings are in their respective life cycles (again, at a very general level), the Energy holdings are in the earliest stage, in which they, to date, have been generating material negative returns (although that appears to have begun to change recently). Our Financials seem to be in the early stages of moving forward and beginning to generate payoffs, and our Latin American holdings are now well advanced, have begun to generate meaningful payoffs to Fund performance, and appear to be in the middle-to-later stage of their life cycle. In terms of the positioning of the portfolio in the future, this implies that, all else equal, if the Latin American holdings continue to appreciate and eventually realize what we believe to be a fair representation of their true potential, it is reasonable to expect that we will slowly begin to trim said positions and harvest gains, with the proceeds to be recycled into investments in other areas (country and/or industry) that are hopefully hated by the markets as much as Latin America had been a few years ago (and priced accordingly) – like Oil-related companies today.

In summary, while in the Fund’s young life to date the individual payoffs have been relatively limited given our longer time horizon, we are very encouraged by the steps that the Fund’s holdings have been taking along that journey of (investment) life, and we are confident that they are getting closer to reaching those payoffs. This, we believe, bodes well for the Fund’s potential going forward. Again, all of this is to say that this style of investing is intended to be long-term. While the patient capital that it requires can be maddening at times, in our experience we have seen that the potential payoffs for such patience can be meaningful.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later in the year. Best wishes for a happy, healthy, safe, and prosperous 2020!

Sincerely,

Amit Wadhwaney

Portfolio Manager

© 2020 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

Fund Performance - (Unaudited)
November 30, 2019

Moerus Worldwide Value Fund

The Fund's performance figures* for the periods ended November 30, 2019, compared to its benchmark:

		Average Annual
		Since Inception** -
Fund/Index	One Year	November 30, 2019
Moerus Worldwide Value Fund - Class N	3.49%	4.13%
Moerus Worldwide Value Fund - Institutional Class	3.68%	4.37%
MSCI AC World Index Net (USD) ***	13.68%	11.29%

Moerus Worldwide Value Fund vs. MSCI AC World Index Net (USD)
Comparison of Change in Value of $100,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund's Prospectus dated April 1, 2019, is 1.89% for Class N shares and 1.64% for Institutional Class shares. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Fund's adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust's Board of Trustees on 60 days written notice to the adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND'S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 26 Emerging Markets countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund's holdings.

Fund Review - (Unaudited)
November 30, 2019

Moerus Worldwide Value Fund

TOP HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF NOVEMBER 30, 2019	% OF NET ASSETS
Investment Companies	11.2%
Real Estate	9.9%
Banks	9.2%
Oil & Gas Services	5.8%
Precious Metal Mining	5.4%
Restaurants	4.8%
Household Products	4.5%
Base Metals	4.4%
Diversified Banks	4.4%
Airlines	3.6%
Other	29.1%
TOTAL	92.3%
Other Assets Less Liabilities, Net	7.7%
GRAND TOTAL	100.0%

HOLDINGS BY COUNTRY	% OF NET ASSETS
Canada	23.2%
United States	14.4%
United Kingdom	7.9%
Brazil	7.5%
Colombia	4.9%
Uruguay	4.8%
Japan	3.9%
Panama	3.6%
Italy	3.2%
Netherlands	3.2%
Singapore	2.9%
Norway	2.7%
Bermuda	2.4%
Hong Kong	2.2%
India	2.2%
Greece	1.7%
British Virgin Islands	1.6%
TOTAL	92.3%
Other Assets Less Liabilities - Net	7.7%
GRAND TOTAL	100.0%

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of 3.49% and 3.68% (net of fees) for the Class N share class and Institutional share class, respectively, during the twelve months ended November 30, 2019 (“the year”). For comparison purposes only, the MSCI All Country World Index returned 13.68% (net) over the same period. It is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly five years (or more in some cases). For these reasons the Fund is not managed according to any short- term performance objectives or benchmark considerations. Therefore, although we will provide a brief discussion of the Fund’s performance below, we are much more focused on the longer-term merits and attractiveness of the Fund’s individual investments, and by extension the Fund’s aggregate portfolio. As we have detailed in the preceding Annual Shareholder Letter, we remain encouraged by what we view as positive long-term, fundamental developments across much of the Fund’s portfolio.

The Fund’s positive absolute performance in 2019 was driven by broad-based appreciation in a majority of holdings. The most material positive contribution to performance during the period came from the Fund’s holdings in Latin America, a region that had weighed on performance over the previous two years. Strong gains were generated by holdings in Brazil (BR Properties, Telefonica Brasil and GP Investments), Colombia (most notably Almacenes Exito), and Panama (Copa Holdings). The most significant contribution was made by BR Properties, a Brazilian commercial property owner whose office portfolio has benefited from a stabilizing economy, rising occupancy rates and declining interest rates in Brazil. The two next largest contributions from the region were made by Almacenes Exito, a Colombian retailer which during the year was subject to a takeover offer at a large premium to market, as well as Copa Holdings, a pan-Latin American airline which experienced encouraging results as the region gradually, albeit unevenly, recovers from the deeply depressed environment of the past several years.

Looking at performance by sector, the most significant contribution to positive performance during the year came from the Fund’s Materials holdings, driven primarily by the strong performance of our precious metals-related investments, including Wheaton Precious Metals, Royal Gold, Lundin Gold and Major Drilling Group International. This strong performance occurred amid increased gold and precious metals prices, which in turn was perhaps driven, in part, by the Federal Reserve’s tone turning more accommodative in regard to monetary policy as the year progressed. Finally, among leading positive contributors to the year’s performance that do not fall under either of the preceding categories (Latin America or Materials), the most significant was Spectrum Brands Holdings, Inc. (“Spectrum Brands”), a U.S.-based, global consumer products company focused on non-discretionary consumer products. Spectrum Brands’ shares, which like Latin America had weighed on Fund performance in prior years, appreciated in value in 2019, beginning (in our view) to reflect a number of steps (detailed in last year’s discussion) that management took to transform the company from what had been a disparate group of assets and businesses into a slimmed down, simplified company that we believe is better focused on faster growing, cash generative businesses moving forward.

While the Fund’s performance on an absolute basis was positive, it nonetheless lagged that of its benchmark, the MSCI ACWI (Net), underperforming on a relative basis in 2019. As noted above, given its long-term investment time horizon, the Fund is not managed according to any short-term performance objectives or benchmark considerations. With that said, for comparison purposes we will highlight significant factors impacting relative performance in 2019.

In general, 2019 was a strong year for most assets, including stocks, bonds and indeed most asset classes. In our opinion, the Moerus investment style – a fundamental, long-term, risk-conscious approach that aims to buy out-of-favor businesses – is, in general, apt to lag broader market indices during the type of heady, “risk-on” environment experienced in 2019. Further, as discussed in the preceding Shareholder Letter, “Growth” stocks continued to outperform “Value” stocks in 2019, continuing a challenging environment for deep value investors in terms of trying to keep up with Growth-driven broader markets. In particular, the Information Technology sector, now the largest sector weighting in the MSCI ACWI Index, continued to perform very strongly in 2019. We have avoided tech investments in the Fund because we believe that they, in general, are trading at excessive valuations that incorporate considerable price risk over a longer-term context. Nonetheless, tech stock gains impacted the Fund’s relative performance in 2019. For similar reasons, the Fund has much less exposure to the U.S. than does the MSCI ACWI, and therefore the significant outperformance of the U.S. market in 2019 also had a negative relative impact.

Moving on to the Fund’s holdings, nearly all of the negative impact to Fund performance, by sector, during the year came from its holdings in the Energy sector. In particular, Oil and Oil & Gas Service- related holdings (Gran Tierra Energy, Tidewater Inc., Enerflex Ltd., and indirectly Aker ASA) suffered against a general backdrop in which much of the Energy-related equity space was heavily punished as a result of volatile trade negotiations and poor investor sentiment. In the case of Gran Tierra Energy, its stock was also negatively impacted by operational disruptions to short-term production growth that we believe to be temporary and not enduring over a longer-term horizon, but which nonetheless hurt the stock in 2019. A noteworthy feature of the generally poor oil-related equity sector performance in 2019 was the magnitude of the space’s underperformance relative to the broader market, and most notably, its decoupling from performance of the underlying oil price itself. In our opinion, the magnitude of this disconnect between oil prices and the performance of related equities is unusual in a historical context, and we believe it may reflect a temporary dislocation in the market that is potentially indicative of attractive longer-term investment opportunities.

While we can only speculate as to the causes of the negative investor sentiment, we suspect that declines in oil-related stocks in 2019 seemed to be attributable to, among other factors, concerns about the trade war’s impact on oil demand, investor fatigue and the continued growth of renewable energy. We believe that these concerns have had an exaggerated impact on valuations, which is not indicative of the underlying fundamentals. As for the Fund’s holdings, we believe Aker ASA and Gran Tierra Energy – which own Oil & Gas Exploration and Production assets – are well financed, their oil-related interests are generating meaningful operating cash flow, and both trade at deep discounts to our estimates of intrinsic value. In our view Enerflex, an equipment and services provider to companies that produce and transport natural gas, has a strong balance sheet, has been cash flow generative throughout the business cycle, and appears to be well-positioned to benefit from long-term trends in natural gas production and consumption, yet the stock is trading at a wide discount to what we believe is a conservative estimate of intrinsic value. As for Tidewater, its balance sheet strength is among the strongest in the Offshore Supply Vessel (“OSV”) industry, and its recent results have been encouraging to us, with continued reductions in operating expenses (as synergies from the GulfMark acquisition are realized). Yet Tidewater shares currently trade at a deep discount to what we estimate they are worth (hence the attraction to us). In 2019 we added to each of these four holdings.

Looking forward, as discussed in the preceding Shareholder Letter, we remain encouraged by the portfolio’s fundamentals and valuation.

Expense Ratio: Class N: 1.65% / Class Inst.: 1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is June 1, 2016.

The MSCI All Country World Index (Net) is an unmanaged index consisting of 49 country indices comprised of 23 developed and 26 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares		Fair Value
	COMMON STOCK - 92.3%
	AGRICULTURAL CHEMICALS - 3.0%
28,758	Nutrien Ltd.	$1,363,704

	AIRLINES - 3.6%
16,098	Copa Holdings SA	1,678,377

	BANKS - 9.2%
1,451,390	IDFC First Bank Ltd. *	947,867
115,800	Shinsei Bank Ltd.	1,821,965
106,727	UniCredit SpA	1,478,262
		4,248,094
	BASE METALS - 4.4%
136,102	Cameco Corp.	1,239,853
145,111	Lundin Mining Corp.	785,506
		2,025,359
	DIVERSIFIED BANKS - 4.4%
225,828	Standard Chartered PLC	2,037,167

	EXPLORATION & PRODUCTION - 1.9%
868,832	Gran Tierra Energy, Inc. *	896,141

	FOOD & DRUG STORES - 1.2%
133,164	Almacenes Exito SA	566,758

	HOUSEHOLD PRODUCTS - 4.5%
33,016	Spectrum Brands Holdings, Inc.	2,064,160

	INVESTMENT COMPANIES - 11.2%
22,826	Aker ASA	1,239,250
593,343	Atlas Mara Ltd. *	714,978
81,830	Jefferies Financial Group, Inc.	1,710,247
761,805	The Westaim Corp. *	1,537,089
		5,201,564
	INVESTMENT MANAGEMENT - 2.3%
38,827	Franklin Resources, Inc.	1,067,354

	LIFE INSURANCE - 3.1%
37,423	NN Group NV	1,437,590

	MINING SERVICES - 3.5%
400,373	Major Drilling Group International, Inc. *	1,618,673

	OIL & GAS SERVICES - 5.8%
144,883	Enerflex Ltd.	1,308,937
89,748	Tidewater, Inc. *	1,373,144
		2,682,081

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value
	PRECIOUS METAL MINING - 5.4%
68,631	Lundin Gold, Inc. *	$394,761
197,461	Osisko Mining, Inc. *	425,175
3,997	Royal Gold, Inc.	468,728
43,104	Wheaton Precious Metals Corp.	1,191,395
		2,480,059
	PRIVATE EQUITY - 2.4%
677,500	GP Investments Ltd. - BDR *	1,118,405

	REAL ESTATE - 9.9%
728,100	BR Properties SA *	2,202,398
677,990	Sino Land Co. Ltd.	1,016,844
886,201	Straits Trading Co. Ltd.	1,347,982
		4,567,224
	REFINING & MARKETING - 2.1%
323,685	Organizacion Terpel SA	948,730

	REIT - 3.5%
421,642	Hammerson PLC	1,620,912

	RESTAURANTS - 4.8%
285,939	Arcos Dorados Holdings, Inc.	2,201,730

	SECURITY & COMMODITY EXCHANGES - 3.3%
239,237	Bolsa de Valores de Colombia	756,194
150,781	Hellenic Exchanges - Athens Stock Exchange SA	763,926
		1,520,120
	TELECOM CARRIERS - 2.8%
97,110	Telefonica Brasil SA - ADR	1,276,997

	TOTAL COMMON STOCK (Cost - $46,641,957)	42,621,199

	SHORT-TERM INVESTMENT - 4.1%
	MONEY MARKET FUND - 4.1%
1,900,339	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 1.54% **	1,900,339
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,900,339)

	TOTAL INVESTMENTS - 96.4% (Cost - $48,542,296)	$44,521,538
	OTHER ASSETS LESS LIABILITIES - NET - 3.6%	1,676,426
	NET ASSETS - 100.0%	$46,197,964

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on November 30, 2019.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019

ASSETS
Investment securities:
Securities at Cost	$48,542,296
Securities at Value	$44,521,538
Cash	1,641,201
Foreign Cash - GBP (cost - $8)	10
Foreign Cash - INR (cost - $82,490)	82,374
Dividends and interest receivable	218,840
Prepaid expenses and other assets	12,642
TOTAL ASSETS	46,476,605

LIABILITIES
Payable for securities purchased	198,533
Investment advisory fees payable	27,392
Payable to related parties	18,815
Distribution (12b-1) fees payable	207
Audit and tax fees payable	17,121
Trustee's fees payable	3,472
Accrued expenses and other liabilities	13,101
TOTAL LIABILITIES	278,641
NET ASSETS	$46,197,964

Net Assets Consist Of:
Paid in capital	$51,198,393
Accumulated losses	(5,000,429)
NET ASSETS	$46,197,964

Net Asset Value Per Share:
Class N Shares:
Net Assets	$1,007,450
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	89,828
Net asset value, offering price and redemption price per share	$11.22
(Net assets/Shares of Beneficial Interest) (a)

Institutional Class Shares:
Net Assets	$45,190,514
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,017,788
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$11.25

(a)	Redemptions made within 90 days of purchase prior to November 15, 2019 may have been assessed a redemption fee of 2.00%. (Note 6)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2019

INVESTMENT INCOME
Dividends (net of $89,078 foreign withholding taxes)	$1,063,713
Interest	77,439
TOTAL INVESTMENT INCOME	1,141,152

EXPENSES
Investment advisory fees	461,392
Administrative services fees	83,805
Custodian fees	57,515
Transfer agent fees	43,284
Accounting services fees	37,525
Registration fees	31,949
Compliance officer fees	22,535
Legal fees	22,295
Audit and tax fees	17,303
Trustees' fees and expenses	13,200
Shareholder reporting expenses	11,195
Insurance expense	3,189
Distribution (12b-1) fees:
Class N	2,440
Other expenses	5,530
TOTAL EXPENSES	813,157
Fees waived and/or expenses reimbursed by Adviser	(131,050)
NET EXPENSES	682,107

NET INVESTMENT INCOME	459,045

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments and foreign currency translation	(1,240,836)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	1,721,828

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	480,992

NET INCREASE IN NET ASSETS FROM OPERATIONS	$940,037

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2019	November 30, 2018

FROM OPERATIONS:
Net investment income	$459,045	$531,501
Net realized gain (loss) from investments	(1,240,836)	351,442
Net change in unrealized appreciation (depreciation) on investments	1,721,828	(8,892,839)
Net increase (decrease) in net assets resulting from operations	940,037	(8,009,896)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributions paid
Class N	(15,413)	(6,496)
Institutional Class	(915,603)	(420,081)
Net decrease in net assets from distributions to shareholders	(931,016)	(426,577)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	241,244	724,608
Institutional Class	9,317,474	19,789,812
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	15,125	6,496
Institutional Class	908,910	417,612
Redemption fee proceeds:
Class N	70	65
Institutional Class	3,322	2,188
Payments for shares redeemed:
Class N	(291,418)	(491,777)
Institutional Class	(17,481,482)	(5,352,682)
Net increase (decrease) in net assets from shares of beneficial interest	(7,286,755)	15,096,322

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,277,734)	6,659,849

NET ASSETS:
Beginning of Year	53,475,698	46,815,849
End of Year	$46,197,964	$53,475,698

SHARE ACTIVITY
Class N:
Shares Sold	22,127	57,737
Shares Reinvested	1,431	513
Shares Redeemed	(27,473)	(40,288)
Net increase (decrease) in shares of beneficial interest outstanding	(3,915)	17,962
Institutional Class:
Shares Sold	842,716	1,591,893
Shares Reinvested	85,990	33,188
Shares Redeemed	(1,658,155)	(432,459)
Net increase (decrease) in shares of beneficial interest outstanding	(729,449)	1,192,622

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2019	2018		2017	2016*

Net asset value, beginning of period	$11.01	$12.86		$10.60	$10.00
Activity from investment operations:
Net investment income (1)	0.08	0.09		0.02	0.00	(2)
Net realized and unrealized gain (loss) on investments	0.29	(1.85)		2.29	0.60
Total from investment operations	0.37	(1.76)		2.31	0.60
Paid-in-capital from redemption fees (2)	0.00	0.00		0.00	0.00
Less distributions from:
Net investment income	(0.16)	(0.03)		(0.05)	—
Net realized gain	—	(0.06)		—	—
Total distributions	(0.16)	(0.09)		(0.05)	—
Net asset value, end of period	$11.22	$11.01		$12.86	$10.60
Total return (3)	3.49%	(13.79	)% (4)	21.82%	6.00	% (5)
Net assets, end of period (000s)	$1,007	$1,032		$974	$170
Ratio of gross expenses to average net assets (6)	1.92%	1.87%		2.53%	9.21	% (7)
Ratio of net expenses to average net assets	1.65%	1.65%		1.65%	1.65	% (7)
Ratio of net investment income to average net assets	0.69%	0.73%		0.17%	0.05	% (7)
Portfolio Turnover Rate	21%	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	As a result of a trade error, the Fund's Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2019	2018		2017	2016*

Net asset value, beginning of period	$11.05	$12.90		$10.61	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.11	0.12		0.06	(0.00	) (2)
Net realized and unrealized gain (loss) on investments	0.28	(1.86)		2.28	0.61
Total from investment operations	0.39	(1.74)		2.34	0.61
Paid-in-capital from redemption fees	0.00 (2)	0.00	(2)	0.00 (2)	—
Less distributions from:
Net investment income	(0.19)	(0.05)		(0.05)	—
Net realized gain	—	(0.06)		—	—
Total distributions	(0.19)	(0.11)		(0.05)	—
Net asset value, end of period	$11.25	$11.05		$12.90	$10.61
Total return (3)	3.68%	(13.55	)% (4)	22.16%	6.10	% (5)
Net assets, end of period (000s)	$45,191	$52,443		$45,842	$4,573
Ratio of gross expenses to average net assets (6)	1.67%	1.62%		2.03%	10.22	% (7)
Ratio of net expenses to average net assets	1.40%	1.40%		1.40%	1.40	% (7)
Ratio of net investment income (loss) to average net assets	0.95%	1.00%		0.47%	(0.08	)% (7)
Portfolio Turnover Rate	21%	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assumes changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	As a result of a trade error, the Fund's Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2019 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$42,621,199	$—	$—	$42,621,199
Money Market Fund	1,900,339	—	—	1,900,339
Total	$44,521,538	$—	$—	$44,521,538

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2016 November 30, 2018 or expected to be taken in the Fund’s November 30, 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2019, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $9,475,237 and $14,791,485, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

rate of 0.95% of the Fund’s average daily net assets. For the year ended November 30, 2019, the Fund incurred $461,392 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the year ended November 30, 2019, the Adviser waived fees and reimbursed expenses in the amount of $131,050 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2019 will expire on November 30 of the following years:

	November 30, 2020	November 30, 2021	November 30, 2022
Moerus Worldwide Value Fund	$173,712	$119,091	$131,050

Foreside Fund Services, LLC (the “Distributor”), is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the year ended November 30, 2019, the Fund incurred $2,440 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2019, Charles Schwab & Co., Inc. held approximately 60.2% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund previously reserved the right to assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended November 30, 2019, Class N assessed $70 and the Institutional Class assessed $3,322 in redemption fees. Effective November 15, 2019, the Fund removed the redemption fee from all classes.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At November 30, 2019, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Moerus Worldwide Value Fund	$48,918,042	$2,517,290	$(6,913,794)	$(4,396,504)

8.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL (TO BE UPDATED)

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$1,010,013	$437,921	*
Long-Term Capital Gain	—	31,321
	$1,010,013	$469,242

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $78,997 for the fiscal year ended November 30, 2019 and $42,665 for the fiscal year ended November 30, 2018, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$545,928	$—	$(70,707)	$(1,073,381)	$—	$(4,402,269)	$(5,000,429)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized appreciation in the table above includes unrealized foreign currency losses of ($5,765).

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $70,707.

At November 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$315,071	$758,310	$1,073,381

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On December 12, 2019, the Moerus Worldwide Value Fund made income distributions of $0.1269 and $0.1542 per share for Class N and the Institutional Class, respectively.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

11.	TAX INFORMATION (UNAUDITED)

The Moerus Worldwide Value Fund designates the following for federal income tax purposes for the years ended November 30, 2019 and November 30, 2018:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Foreign Taxes Paid	$78,997	$42,665
Foreign Source Income	904,707	1,065,618
	$983,704	$1,108,283

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 29, 2020

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2019

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/19	11/30/19	Ratio	6/1/19-11/30/19
Actual*
Class N	$1,000.00	$ 1,047.60	1.65%	$8.47
Institutional Class	$1,000.00	$ 1,049.40	1.40%	$7.19
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$ 1,016.80	1.65%	$8.34
Institutional Class	$1,000.00	$ 1,018.05	1.40%	$7.08

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2019

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003);	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/19 – NLFT IV_v6

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2019

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012-2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of November 30, 2019, the Trust was comprised of 18 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/19 – NLFT IV_v6

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-844-663-7871.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $14,000

2018 – $14,000

2017 – $14,000

2016 – $14,000

(b)	Audit-Related Fees

2019 – None

2018 – None

2017 – None

2016 – None

(c)	Tax Fees

2019 – $3,500

2018 – $3,000

2017 – $3,000

2016 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018    2017  2016

Audit-Related Fees:      0.00% 0.00% 0.00% 0.00%

Tax Fees:      0.00% 0.00% 0.00% 0.00%

All Other Fees:     0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,500

2018 - $3,000

2017 - $3,000

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/6/20

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/6/20